Exhibit (g)(4)

APPENDIX D

TO THE

CUSTODIAN AGREEMENT

BETWEEN

EACH OF THE INVESTMENT COMPANIES

LISTED ON APPENDIX "A" THERETO

AND

STATE STREET BANK AND TRUST COMPANY

DATED AS OF August 1, 2009

A. Central Funds
Trust	Fund
Fidelity Central Investment Portfolios LLC	Fidelity Consumer Discretionary Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity Consumer Staples Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity Emerging Markets Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity Energy Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity Financials Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity Floating Rate Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity Health Care Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity High Income Central Fund 1
Fidelity Central Investment Portfolios LLC	Fidelity High Income Central Fund 2
Fidelity Central Investment Portfolios LLC	Fidelity Industrials Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity Information Technology Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity Materials Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity Mortgage Backed Securities Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity Specialized High Income Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity Telecom Services Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity Utilities Central Fund
Fidelity Central Investment Portfolios LLC II	Fidelity Corporate Bond 1-5 Year Central Fund
Fidelity Central Investment Portfolios LLC II	Fidelity Corporate Bond 1-10 Year Central Fund
Fidelity Central Investment Portfolios LLC II	Fidelity Mortgage Backed Securities Central Fund
Fidelity Central Investment Portfolios LLC II	Fidelity Tactical Income Central Fund
Fidelity Garrison Street Trust	Fidelity Money Market Central Fund
Fidelity Garrison Street Trust	Fidelity Ultra-Short Central Fund
Fidelity Garrison Street Trust	VIP Investment Grade Central Fund
Fidelity Revere Street Trust	Fidelity Cash Central Fund
Fidelity Revere Street Trust	Fidelity Municipal Cash Central Fund
Fidelity Revere Street Trust	Fidelity Securities Lending Cash Central Fund
Fidelity Revere Street Trust	Fidelity Tax-Free Cash Central Fund
B. Fund of Funds
Trust	Fund
Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2005 Fund
Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2010 Fund
Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2015 Fund
Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2020 Fund
Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2025 Fund
Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2030 Fund
Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2035 Fund
Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2040 Fund
Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2045 Fund
Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2050 Fund
Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom Income Fund
Fidelity Aberdeen Street Trust	Fidelity Freedom 2000 Fund
Fidelity Aberdeen Street Trust	Fidelity Freedom 2005 Fund
Fidelity Aberdeen Street Trust	Fidelity Freedom 2010 Fund
Fidelity Aberdeen Street Trust	Fidelity Freedom 2015 Fund
Fidelity Aberdeen Street Trust	Fidelity Freedom 2020 Fund
Fidelity Aberdeen Street Trust	Fidelity Freedom 2025 Fund
Fidelity Aberdeen Street Trust	Fidelity Freedom 2030 Fund
Fidelity Aberdeen Street Trust	Fidelity Freedom 2035 Fund
Fidelity Aberdeen Street Trust	Fidelity Freedom 2040 Fund
Fidelity Aberdeen Street Trust	Fidelity Freedom 2045 Fund
Fidelity Aberdeen Street Trust	Fidelity Freedom 2050 Fund
Fidelity Aberdeen Street Trust	Fidelity Freedom Income Fund
Fidelity Aberdeen Street Trust	Fidelity Freedom K 2000 Fund
Fidelity Aberdeen Street Trust	Fidelity Freedom K 2005 Fund
Fidelity Aberdeen Street Trust	Fidelity Freedom K 2010 Fund
Fidelity Aberdeen Street Trust	Fidelity Freedom K 2015 Fund
Fidelity Aberdeen Street Trust	Fidelity Freedom K 2020 Fund
Fidelity Aberdeen Street Trust	Fidelity Freedom K 2025 Fund
Fidelity Aberdeen Street Trust	Fidelity Freedom K 2030 Fund
Fidelity Aberdeen Street Trust	Fidelity Freedom K 2035 Fund
Fidelity Aberdeen Street Trust	Fidelity Freedom K 2040 Fund
Fidelity Aberdeen Street Trust	Fidelity Freedom K 2045 Fund
Fidelity Aberdeen Street Trust	Fidelity Freedom K 2050 Fund
Fidelity Aberdeen Street Trust	Fidelity Freedom K Income Fund

Trust	Fund
Fidelity Oxford Street Trust	Fidelity Four-in-One Index Fund
Variable Insurance Products Fund IV	Freedom 2005 Portfolio
Variable Insurance Products Fund IV	Freedom 2010 Portfolio
Variable Insurance Products Fund IV	Freedom 2015 Portfolio
Variable Insurance Products Fund IV	Freedom 2020 Portfolio
Variable Insurance Products Fund IV	Freedom 2025 Portfolio
Variable Insurance Products Fund IV	Freedom 2030 Portfolio
Variable Insurance Products Fund IV	Freedom Income Portfolio
Variable Insurance Products Fund IV	Freedom Lifetime Income I Portfolio
Variable Insurance Products Fund IV	Freedom Lifetime Income II Portfolio
Variable Insurance Products Fund IV	Freedom Lifetime Income III Portfolio
Variable Insurance Products Fund IV	FundsManager 20% Portfolio
Variable Insurance Products Fund IV	FundsManager 50% Portfolio
Variable Insurance Products Fund IV	FundsManager 70% Portfolio
Variable Insurance Products Fund IV	FundsManager 85% Portfolio
Variable Insurance Products Fund IV	Investor Freedom 2005 Portfolio
Variable Insurance Products Fund IV	Investor Freedom 2010 Portfolio
Variable Insurance Products Fund IV	Investor Freedom 2015 Portfolio
Variable Insurance Products Fund IV	Investor Freedom 2020 Portfolio
Variable Insurance Products Fund IV	Investor Freedom 2025 Portfolio
Variable Insurance Products Fund IV	Investor Freedom 2030 Portfolio
Variable Insurance Products Fund IV	Investor Freedom Income Portfolio

NOTES:

1. The deletion of Fidelity Central Investment Portfolios LLC: Fidelity 1-3 Year Duration Securitized Bond Central Fund

2. The deletion of Fidelity Central Investment Portfolios LLC: Fidelity 2-5 Year Duration Securitized Bond Central Fund

3. Fidelity Central Investment Portfolios LLC: Fidelity Corporate Bond 1-10 Year Central Fund moved to Fidelity Central Investment Portfolios LLC II.

4. Fidelity Central Investment Portfolios LLC: Fidelity Corporate Bond 1-5 Year Central Fund moved to Fidelity Central Investment Portfolios LLC II.

5. Fidelity Central Investment Portfolios LLC: Fidelity Tactical Income Central Fund moved to Fidelity Central Investment Portfolios LLC II.

6. The addition of Fidelity Central Investment Portfolios LLC: Fidelity Emerging Markets Equity Central Fund

7. The addition of Fidelity Central Investment Portfolios LLC: Fidelity Mortgage Backed Securities Central Fund

8. The addition of Fidelity Central Investment Portfolios LLC: Fidelity High Income Central Fund 2

9. The addition of Fidelity Central Investment Portfolios LLC: Fidelity International Equity Central Fund

10. The addition of Fidelity Aberdeen Street Trust: Fidelity Freedom K 2000 Fund

11. The addition of Fidelity Aberdeen Street Trust: Fidelity Freedom K 2005 Fund

12. The addition of Fidelity Aberdeen Street Trust: Fidelity Freedom K 2010 Fund

13. The addition of Fidelity Aberdeen Street Trust: Fidelity Freedom K 2015 Fund

14. The addition of Fidelity Aberdeen Street Trust: Fidelity Freedom K 2020 Fund

15. The addition of Fidelity Aberdeen Street Trust: Fidelity Freedom K 2025 Fund

16. The addition of Fidelity Aberdeen Street Trust: Fidelity Freedom K 2030 Fund

17. The addition of Fidelity Aberdeen Street Trust: Fidelity Freedom K 2035 Fund

18. The addition of Fidelity Aberdeen Street Trust: Fidelity Freedom K 2040 Fund

19. The addition of Fidelity Aberdeen Street Trust: Fidelity Freedom K 2045 Fund

20. The addition of Fidelity Aberdeen Street Trust: Fidelity Freedom K 2050 Fund

21. The addition of Fidelity Aberdeen Street Trust: Fidelity Freedom K Income Fund

Each of the Investment Companies listed on
Appendix "D" Attached Hereto, on Behalf of
Their Respective Portfolios

By:/s/Paul Murphy

Name: Paul Murphy

Title: Asst. Treasurer

STATE STREET BANK AND TRUST COMPANY

By:/s/Joseph C. Antonellis

Name: Joseph C. Antonellis

Title: Vice Chairman